AMENDMENT TO REPLACEMENT NOTE

THIS AMENDMENT TO REPLACEMENT NOTE (this "Amendment") is made this 27th day of October 2021 by and among **HORBERG ENTERPRISES, LP** ("Lender") and **AMERICAN REBEL HOLDINGS, INC., a Nevada corporation** ("Borrower").

WITNESSETH:

WHEREAS, Borrower issued a Replacement Note to Lender on January 22, 2019 and such Replacement Note has a remaining Principal Amount of $225,000;

WHEREAS, Borrower desires to amend the Payment Schedule of the Replacement Note to serve Borrower's business needs; and,

WHEREAS, Lender is willing to amend the Maturity Date on the terms and conditions as set forth in this Amendment.

NOW THEREFORE, for $10,000, 1,180,000 shares of restricted (Rule 144) common stock of American Rebel Holdings, Inc. and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by all parties, the parties agree as follows:

1. Lender and Borrower agree to the following amendments to the Replacement Note:

(a) The Payment Schedule in the Replacement Note shall be amended by deleting the current Payment Schedule and replacing it with the following:

Payment 1: The Borrower shall pay to the Holder $225,000 on or prior to January 26, 2022 (the "Maturity Date").

(b) Section 2 of the Replacement Note shall be amended by adding the following sentence:

"In the event that Borrower obtains financing in excess of Ten Million Dollars ($10,000,000) prior to Maturity Date, Borrower agrees to pay all amounts, including the Principal Amount, due and payable to Holder within three business days of receiving such financing."

(c) All other terms of the Replacement Note shall remain the same.

2. Borrower shall pay Lender $10,000 and issue to Lender 1,180,000 shares of restricted (Rule 144) common stock of American Rebel Holdings, Inc. on October 28, 2021.

3. Borrower warrants and represents that its CEO, Charles A. Ross, Jr., has actual authority by Borrower's Board of Directors to enter into this Amendment on the terms set forth herein.

4. This Amendment shall be governed as to its validity, interpretation, construction, effect and in all other respects by and in accordance with the laws and interpretations thereof of the State of Nevada.

IN WITNESS WHEREOF the parties have executed this Agreement on the dates set forth each signature below.

BORROWER:
AMERICAN REBEL HOLDINGS, INC.

By: ______________________ Date: 10-28-21
Charles A. Ross, Jr., CEO

Address of Borrower: 718 Thompson Lane, Suite 108-199, Nashville, TN 37204

LENDER:
HORBERG ENTERPRISES, LP

By: ______________________ Date: 10/28/21
H. Todd Horberg, Authorized Signatory of Horberg Enterprises, LP

Address of Lender: 289 Prospect Avenue, Highland Park, IL 60035